Travelers
Corporate
Loan Fund Inc.

Semi-Annual Report
March 31, 1999

--------------------------------------------------------------------------------

                                   [GRAPHIC]

Travelers                                    [GRAPHIC]        [GRAPHIC]
Corporate
Loan Fund Inc.                               HEATH B.         GLENN N.
                                             MCLENDON         MARCHAK

                                             Chairman         Vice President and
                                                              Investment Officer

Dear Shareholder:

We are pleased to provide you with the first semi-annual report for the Travelers Corporate Loan Fund Inc. ("Fund") for the period ended March 31, 1999. We hope you find this report to be useful and informative.

This report covers the period from the Fund's inception, November 20, 1998 through March 31, 1999. During the reporting period, the Fund returned 3.97% based on net asset value ("NAV") and distributed income dividends totaling $0.28 per share. The table below shows the annualized distribution rate based on the Fund's initial offering price ("OP"), NAV per share at March 31, 1999 and the New York Stock Exchange ("NYSE") closing price at March 31, 1999:

                    Price                       Annualized
                  Per Share                  Distribution Rate
                  ---------                  -----------------
                 $15.00 (OP)                       7.50%
                 $15.16 (NAV)                      7.42%
                 $13.9375 (NYSE)                   8.07%

Portfolio Review

Since the Fund's inception, we have been cautious and patient investing its assets. Consistent with our original strategy, the Fund's portfolio is made up of corporate loans of U.S. issuers and is now fully invested (including the use of leverage). In our view, we entered the market at an advantageous time and have been able to purchase high-quality assets at very favorable prices.

At March 31, 1999, total Fund net assets were $148.3 million and had an average rating of Ba3. The Fund's portfolio was invested in 17 industries with the largest industry concentration being 12.3% to the Media: Non-Cable industry. The Fund has made loans to 30 issuers with the largest loan to one issuer which totals roughly $10.5 million. We are now in the process of refining the shape of the portfolio to improve its diversification. For example, since March 31, 1999, new industries have been added to the portfolio and the average size per loan was decreased.


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             1

Our relative success to date in managing the Fund's portfolio can be seen in the growth of its NAV per share since its inception. On March 31, 1999 our NAV grew to $15.16 per share from its opening NAV of $15.00 per share. Since then, our NAV has grown to a high of $15.26 per share as of April 22, 1999.

Although the NAV performance of the Fund has been very strong, the performance of the Fund in terms of stock price has been disappointing. Each of the closed-end funds in the corporate loan sector has experienced similar declines in their equity prices of late. We attribute this performance across the asset class to several factors. First, the strength of the equity market has resulted in investors overweighting equities and underweighting debt securities (including corporate loans). Second, the high-yield bond market turned in a strong performance in the first quarter of 1999, likely attracting assets away from more conservative corporate loans. Third, the long end of the yield curve has gotten steeper, making longer maturity bonds more attractive relative to several months ago. Lastly, the Federal Reserve Board ("Fed") reduced short-term interest rates three times toward the end of 1998, which directly affects the yield for corporate loans. The characteristics of the corporate loan asset class suggest that volatility should remain relatively low over the long-term. Moreover, in our view, corporate loans are excellent long-term investments. As capital market conditions become more favorable for this asset class, the Fund's stock performance should improve.

Investment Strategy

Our investment strategy in the near term is to continue to improve the Fund's diversification. One of our continuing challenges is to select the best assets available in the market while still maintaining our conservative credit standards. We remain cautious in the health care sector and have stayed away from telecommunications build-outs that have yet to produce positive cash flow. As we expect economic growth to slow somewhat as the year progresses, we will be cautious when management projections for prospective investments call for high growth assumptions. Although we cannot fully assess the impact of the Y2K problem on either the U.S. or global economy, we will be careful to steer away from those prospective investments which may potentially have undue exposure.

In our opinion, successful portfolio management in the corporate loan asset class begins and ends with strong credit fundamentals and high standards in credit selection. We will also continually work hard to optimize the diversification of the portfolio staying within the confines of our credit standards. We look to bring investors the best combination of quality and price in the assets we purchase to achieve what we think are the best risk-adjusted returns available from corporate loans.


--------------------------------------------------------------------------------
2                                        1999 Semi-Annual Report to Shareholders

Corporate Loan Market Update and Outlook

The Fund entered the loan market in late November as the global financial disruption of late 1998 was ending. This proved to be opportune timing. The uncertainty across financial markets led to a shortage in demand from institutional investors. Pricing increased and credit structures tightened in the primary market and assets became available in the secondary market at favorable prices. As a result, the Fund was able to begin buying attractive assets at compelling prices almost immediately.

As the first quarter of 1999 began, supply of new corporate loans was weak as a result of the hangover from the disruption of late 1998. At the same time, institutional investors returned to the market with strong appetites. A supply/demand imbalance resulted and pricing dropped in both the primary and secondary markets. While still very attractive relative to mid 1998 levels, pricing moved off the highs seen in the last months of 1998. As the first quarter progressed, the supply of new corporate loans began to increase, abating some of the pressures on the market.

Looking forward, our view on the supply picture is that new corporate loan issuance will not be sufficient to satisfy institutional demand from existing lenders as well as new capital scheduled to enter the market. As a result, marginal downward pressure on pricing should result. However, we do not expect to approach the lows of mid-1998 in terms of pricing or terms. As we are fully invested at what we believe are extremely attractive levels, the Fund should be in the enviable position of being able to pick its spots in terms of new additions to the portfolio.

Economic Outlook

Once again, the long anticipated slowdown in U.S. economic activity did not occur in the first quarter of 1999 as consumer spending remained strong and the unemployment rate declined. The stock market continued to rise led by better-than-expected profit growth and continued merger and acquisition activity. This stronger-than-expected growth caused longer-term interest rates to rise during the quarter. Stocks were the best performing asset class in the first quarter and high-yield bonds also had a strong quarter.

In our opinion, interest rates ended the first quarter of 1999 better reflecting the risk of continued strong economic growth and there is a better than 50% chance of moderation in growth by the year 2000. However, there are not any catalysts on the horizon that would cause rates to move significantly in either direction. More importantly for corporate loans, we do not expect any Fed monetary policy changes any time soon.


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             3

In closing, thank you for investing in the Travelers Corporate Loan Fund Inc. We look forward to achieving our objectives of maximizing current income consistent with prudent efforts to preserve capital. We will seek the best risk adjusted returns available in the corporate loan asset class and work to provide you with a stable, long-term investment with favorable real rates of return.

Sincerely,


/s/ Heath B. McLendon                    /s/ Glenn N. Marchak

Heath B. McLendon                        Glenn N. Marchak
Chairman                                 Vice President and
                                         Investment Officer

April 28, 1999


--------------------------------------------------------------------------------
4                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                               March 31, 1999
--------------------------------------------------------------------------------

   FACE                                         LOAN        STATED
  AMOUNT                  SECURITY              TYPE       MATURITY     VALUE
================================================================================
SENIOR COLLATERALIZED LOANS -- 100.0%
Aerospace/Defense -- 5.1%
$9,962,487   Decrane Aircraft Holdings          Term B      9/30/05  $ 9,993,374
--------------------------------------------------------------------------------
Automotive -- 6.7%
 5,000,000   American Axle & Manufacturing Inc. Term B      4/30/06    5,006,500
 3,000,000   Federal Mogul Corp.                Term B     12/19/05    3,009,300
 4,987,500   Stoneridge Inc.                    Term B      8/10/00    4,984,508
--------------------------------------------------------------------------------
                                                                      13,000,308
--------------------------------------------------------------------------------
Building Materials -- 1.5%
 2,992,500   Panolam Industries International   Term B      1/29/06    2,988,910
--------------------------------------------------------------------------------
Chemicals -- 7.6%
 4,884,614   Ethyl Corp.                        Term        2/18/07    4,884,614
 6,923,076   Lyondell Petrochemical Co.         Term C      6/30/99    6,905,769
 3,076,923   Lyondell Petrochemical Co.         Term D      6/30/00    3,019,385
--------------------------------------------------------------------------------
                                                                      14,809,768
--------------------------------------------------------------------------------
Consumer Products -- 9.7%
 2,876,660   Doane Pet Care Co.                 Term B     11/12/05    2,883,852
 3,108,338   Doane Pet Care Co.                 Term C     11/12/06    3,116,110
 3,750,000   Dura Automotive Systems            Term B       3/3/06    3,742,875
 9,000,000   Holmes Product Corp.               Term B       2/5/07    9,011,700
--------------------------------------------------------------------------------
                                                                      18,754,537
--------------------------------------------------------------------------------
Financial Institutions -- 3.0%
 2,000,000   Bridge Information Systems         Multi-Draw   5/2/03    1,987,600
 3,750,000   Bridge Information Systems         Term B      5/29/05    3,754,875
--------------------------------------------------------------------------------
                                                                       5,742,475
--------------------------------------------------------------------------------
Food -- 0.8%
 1,500,000   New World Pasta Co.                Term B      1/28/06    1,510,350
--------------------------------------------------------------------------------
Health Care -- 5.4%
 3,500,000   Oxford Health Plans                Term B      5/13/03    3,508,750
 6,869,575   Stryker Corp.                      Term B      12/4/05    6,908,045
--------------------------------------------------------------------------------
                                                                      10,416,795
--------------------------------------------------------------------------------
Industrial - Other -- 7.7%
 4,987,500   Insilco Corp.                      Term B     11/30/05    4,981,515
 4,947,368   SPX Corp.                          Term A      10/6/04    4,953,800
 4,974,999   SPX Corp.                          Term B      9/30/06    4,987,437
--------------------------------------------------------------------------------
                                                                      14,922,752
--------------------------------------------------------------------------------
Media - Cable -- 7.0%
10,000,000   Charter Communications
               Operating LLC                    Term B     12/30/07   10,025,000
 3,500,000   TWFanch-One Co.                    Term B       2/4/08    3,522,050
--------------------------------------------------------------------------------
                                                                      13,547,050
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                    March 31, 1999
--------------------------------------------------------------------------------

   FACE                                         LOAN        STATED
  AMOUNT                  SECURITY              TYPE       MATURITY     VALUE
================================================================================
Media - Non-Cable -- 12.3%
$9,900,000   21st Century Newspapers            Term B     9/15/05  $  9,900,000
 3,895,437   Capstar Broadcasting               Term B     5/31/05     3,895,437
 5,000,000   Emmis Communications               Term B     2/28/07     4,987,500
 5,000,000   Ziff-Davis Inc.                    Term B     3/31/06     5,012,500
--------------------------------------------------------------------------------
                                                                      23,795,437
--------------------------------------------------------------------------------
Metals -- 2.6%
 4,996,000   Ucar International Inc.            Term B    12/31/01     4,977,515
--------------------------------------------------------------------------------
Packaging -- 2.6%
 4,987,500   Graham Packaging Co.               Term D     8/11/07     4,999,969
--------------------------------------------------------------------------------
Paper -- 5.2%
 9,950,000   Jefferson Smurfit Co.              Term B     3/24/06     9,990,795
--------------------------------------------------------------------------------
Pharmaceuticals -- 8.5%
10,473,750   King Pharmaceuticals, Inc.         Term B    12/28/06    10,526,118
 5,955,000   Roberts Pharmaceuticals Corp.      Term B      7/1/04     5,947,854
--------------------------------------------------------------------------------
                                                                      16,473,972
--------------------------------------------------------------------------------
Real Estate Investment Trust -- 5.2%
10,000,000   Starwood Hotels and Resorts        IRN        2/23/03    10,019,000
--------------------------------------------------------------------------------
Telecommunications -- 9.1%
 4,987,500   Centennial Cellular Operating Co.  Term B     5/31/07     5,024,906
 4,987,500   Centennial Cellular Operating Co.  Term C    11/30/07     5,024,906
 7,478,573   Superior TeleCom Inc.              Term B     12/3/06     7,501,755
--------------------------------------------------------------------------------
                                                                      17,551,567
--------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $192,549,515*)                                $193,494,574
================================================================================
* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in schedule:
  -------------------------------
  Term -- Term Loan
  Term B -- Term Loan B
  Term C -- Term Loan C
  Term D -- Term Loan D
  Multi Draw -- Multi Draw Term Loan
  IRN -- Increasing Rate Note

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                   March 31, 1999
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $192,549,515)                      $193,494,574
  Cash                                                                   367,233
  Interest receivable                                                    911,297
  Deferred organization costs                                            190,828
--------------------------------------------------------------------------------
  Total Assets                                                       194,963,932
--------------------------------------------------------------------------------
LIABILITIES:
  Notes payable                                                       45,810,000
  Dividends payable                                                      332,787
  Management fees payable                                                181,538
  Interest payable                                                        79,724
  Accrued expenses                                                       235,148
--------------------------------------------------------------------------------
  Total Liabilities                                                   46,639,197
--------------------------------------------------------------------------------
Total Net Assets                                                    $148,324,735
================================================================================
NET ASSETS:
  Par value of capital shares                                       $      9,782
  Capital paid in excess of par value                                146,490,218
  Undistributed net investment income                                    814,338
  Accumulated net realized gain from security transactions                65,338
  Net unrealized appreciation of investments                             945,059
--------------------------------------------------------------------------------
Total Net Assets                                                    $148,324,735
================================================================================
Shares Outstanding                                                     9,781,667
--------------------------------------------------------------------------------
Net Asset Value                                                           $15.16
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             7

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------
For the Period Ended March 31, 1999(a)

INVESTMENT INCOME:
  Interest                                                         $  4,511,275
  Less: Interest expense                                               (211,541)
-------------------------------------------------------------------------------
  Total Investment Income                                             4,299,734
-------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                              563,932
  Amortization of deferred organization costs                           125,771
  Audit and legal                                                        41,904
  Shareholder communications                                             29,857
  Directors' fees                                                        16,620
  Shareholder and system servicing fees                                  13,138
  Pricing service fees                                                    4,000
  Custody                                                                 3,979
  Other                                                                  25,499
-------------------------------------------------------------------------------
  Total Expenses                                                        824,700
-------------------------------------------------------------------------------
Net Investment Income                                                 3,475,034
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              45,904,391
    Cost of securities sold                                          45,839,053
-------------------------------------------------------------------------------
  Net Realized Gain                                                      65,338
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                                      --
    End of period                                                       945,059
-------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                               945,059
-------------------------------------------------------------------------------
Net Gain on Investments                                               1,010,397
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  4,485,431
===============================================================================
(a) For the period from November 20, 1998 (commencement of operations) to March 31, 1999.

                       See Notes to Financial Statements.


-------------------------------------------------------------------------------
8                                       1999 Semi-Annual Report to Shareholders

-------------------------------------------------------------------------------
Statement of Changes in Net Assets (unaudited)
-------------------------------------------------------------------------------

For the Period Ended March 31, 1999(a)
--------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $   3,475,034
  Net realized gain                                                      65,338
  Increase in net unrealized appreciation                               945,059
-------------------------------------------------------------------------------
  Increase in Net Assets From Operations                              4,485,431
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                              (2,660,696)
-------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders          (2,660,696)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                                  146,500,000
  Cost of shares reacquired                                                  --
-------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions               146,500,000
-------------------------------------------------------------------------------
Increase in Net Assets                                              148,324,735
--------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                                        --
-------------------------------------------------------------------------------
  End of period*                                                  $ 148,324,735
===============================================================================
* Includes undistributed net investment income of:                     $814,338
===============================================================================
(a) For the period from November 20, 1998 (commencement of operations) to March 31, 1999.

                       See Notes to Financial Statements.


-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            9

-------------------------------------------------------------------------------
Statement of Cash Flows (unaudited)
-------------------------------------------------------------------------------
For the Period Ended March 31, 1999(a)

CASH FLOWS USED BY OPERATING
AND INVESTING ACTIVITIES:
  Interest received                                               $   3,599,978
  Operating expenses paid                                              (408,014)
  Interest payments on bank loans                                      (131,817)
  Deferred organization costs                                          (190,828)
  Purchases of portfolio securities                                (238,388,568)
  Proceeds from disposition of long-term securities                  45,904,391
-------------------------------------------------------------------------------
  Net Cash Used By Operating and Investing Activities              (189,614,858)
-------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net borrowings under line-of-credit agreement                      45,810,000
  Proceeds from issuance of Common Stock                            146,500,000
  Cash dividends paid on Common Stock                                (2,327,909)
-------------------------------------------------------------------------------
  Net Cash Provided By Financing Activities                         189,982,091
-------------------------------------------------------------------------------
NET INCREASE IN CASH                                                    367,233
Cash -- Beginning of Period                                                  --
-------------------------------------------------------------------------------
Cash -- End of Period                                             $     367,233
===============================================================================
RECONCILIATION OF INCREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH USED
BY OPERATING AND INVESTING ACTIVITIES:
  Increase in net assets from operations                          $   4,485,431
-------------------------------------------------------------------------------
  Amortization of discount on securities                               (566,038)
  Increase in investments                                          (192,928,536)
  Increase in deferred organization costs                              (190,828)
  Increase in interest payable                                           79,724
  Increase in interest receivable                                      (911,297)
  Increase in accrued expenses                                          416,686
-------------------------------------------------------------------------------
  Total Adjustments                                                (194,100,289)
-------------------------------------------------------------------------------
Net Cash Used By Operating and Investing Activities               $(189,614,858)
===============================================================================
(a) For the period from November 20, 1998 (commencement of operations) to March 31, 1999.

                       See Notes to Financial Statements.


-------------------------------------------------------------------------------
10                                      1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Travelers Corporate Loan Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date and collateralized senior loans are accounted for on settlement date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices; (c) securities, excluding senior collateralized loans, for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (l) collateralized senior loans will be valued at readily ascertainable market values and in the absence at fair value. Fair value is determined in accordance with guidelines established by the Fund's Board of Directors. In valuing a loan, SSBC Fund Management Inc. ("SSBC") the Fund's investment adviser, with the assistance of the Travelers Asset Management International Corporation ("TAMIC"), the sub-adviser, will consider among other factors: (i) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (ii) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan; (iii) recent market prices for similar loans, if any; and (iv) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions; SSBC may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            11

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. However, because the secondary market has not yet fully developed, SSBC will not rely solely on such prices or quotations.

Organization costs are being amortized on a straight-line basis over a one-year period, which began with the Fund's inception in November 1998.

2. Management Agreement and Transactions with Affiliated Persons

SSBC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser for the Fund. The Fund pays SSBC a management fee for its investment advisory and administration services calculated at an annual rate of 1.05% of the average weekly assets. This fee is calculated weekly and paid monthly.

SSBC has entered into a sub-investment advisory agreement with TAMIC, another wholly-owned indirect subsidiary of Citigroup. Pursuant to a subadvisory agreement, TAMIC is responsible for certain investment decisions related to the Fund. SSBC pays TAMIC a fee of 0.50% of the value of the Fund's average weekly assets for the services TAMIC provides as sub-adviser. This fee is calculated weekly and paid monthly.

All officers and one Director of the Fund are employees of either Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH or its affiliates.

3. Investments

During the period ended March 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===============================================================================
Purchases                                                          $238,165,366
-------------------------------------------------------------------------------
Sales                                                                45,904,391
===============================================================================

At March 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                          $975,463
Gross unrealized depreciation                                           (30,404)
-------------------------------------------------------------------------------
Net unrealized appreciation                                            $945,059
===============================================================================

                       See Notes to Financial Statements.


-------------------------------------------------------------------------------
12                                      1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

4. Commitments

The Fund has entered into a 364 day revolving credit agreement and a three year revolving credit agreement to borrow up to an aggregate of $73.5 million from a syndicate of major financial institutions. Both revolving credit agreements mature on February 1, 2002. Borrowing rates under both of these agreements are based on a fixed spread over LIBOR or the Prime Rate. The Fund pays a facility fee quarterly at 0.10% and 0.15% per annum for the 364 day and three year revolving credit agreements, respectively. The amount of aggregate borrowings outstanding at March 31, 1999 was $45.8 million at a weighted average interest rate of 5.34%, which represented 30.88% of net assets plus borrowings. Average aggregate borrowings for the period ended March 31, 1999, were $28,990,857 and the average annualized interest rate was 5.34%.

5. Offering Costs

Offering costs of $607,394 were incurred at the inception of the Fund. Of this amount, $382,395 was paid by SSBC.

6. Capital Shares

At March 31, 1999, the Fund had 150,000,000 shares of capital stock authorized, all initially classified as one class called Common Stock (the "Common Stock") with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

                                                           Period Ended
                                                         March 31, 1999(a)
                                                    ---------------------------
                                                      Shares          Amount
===============================================================================
Shares sold                                         9,781,667      $146,500,000
Shares reacquired                                          --                --
-------------------------------------------------------------------------------
Net Increase                                        9,781,667      $146,500,000
===============================================================================
(a) For the period from November 20, 1998 (commencement of operations) to March 31, 1999.


-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                           13

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout the period ended March 31:

                                                                        1999(1)
================================================================================
Net Asset Value, Beginning of Period                                    $15.00
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income                                                  0.36
   Net realized and unrealized gain                                       0.08
--------------------------------------------------------------------------------
Total Income From Operations                                              0.44
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                  0.28
--------------------------------------------------------------------------------
Total Distributions                                                       0.28
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $15.16
--------------------------------------------------------------------------------
Total Return, Based on Market Value++                                    (4.60)%
--------------------------------------------------------------------------------
Total Return, Based on Net Asset Value++                                  3.97%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                      $148,325
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Net investment income                                                  6.76%
   Interest expense                                                       0.41
   Organization expense                                                   0.25
   Other expenses                                                         1.35
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                     31%
--------------------------------------------------------------------------------
Market Value, End of Period                                           $13.9375
================================================================================

(1)   For the period from November 20, 1998 to March 31, 1999 (unaudited).

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
14                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by First Data Investor Services Group, Inc. ("Plan Agent") as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by First Data Investor Services Group, Inc., as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund's shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition


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Travelers Corporate Loan Fund Inc.                                            15

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Dividend Reinvestment Plan (unaudited)(continued)
--------------------------------------------------------------------------------

of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-800-331-1710. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's


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16                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)(continued)
--------------------------------------------------------------------------------

open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors' prior written consent, on at least 30 days' prior written notice to all participants. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8030, Boston, Massachusetts 02266-8030.


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Travelers Corporate Loan Fund Inc.                                            17

Directors

Allan J. Bloostein
Martin Brody
Dwight Crane
Robert Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Glenn N. Marchak
Vice President and Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Adviser

SSBC Fund Management Inc.

Sub-Investment Adviser

Travelers Asset Management
International Corporation

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is intended only for shareholders of Travelers Corporate Loan Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Travelers Corporate
Loan Fund Inc.
388 Greenwich Street
New York, New York 10013

FD01642 5/99